UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21789

Giordano Investment Trust

(Exact name of registrant as specified in charter)

2530 Riva Road, Suite 312, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

 Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2008

GIORDANO FUND

September 30, 2008

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Giordano Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are also not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 S. Franklin St, Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Giordano Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following risks: market risk, management style risk, small-cap and mid-cap companies risk, credit risk, interest rate risk, maturity risk, preferred securities risk, investment-grade securities risk, senior subordinated unsecured corporate bonds risk, junk bonds or lower-rated securities risk, derivative instruments risk, special risks of “alternative investments” and real estate securities risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.giordanofunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.giordanofunds.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about November 28, 2008.

For More Information on Your Giordano Fund:

See Our Web site @ www.giordanofunds.com

or

Call Our Shareholder Services Group Toll-Free @ 1-800-773-3863

October 31, 2008

Dear Fellow Shareholders, Clients, and Friends,

With great pleasure and pride I submit to you the third annual shareholder letter which is included in the annual report for the Giordano Fund (the “Fund”) for the fiscal year ended September 30, 2008 (“Fiscal Year 2008”). For Fiscal Year 2008, the Fund had a total return of -18.68%. During the same period, the S&P 500 Total Return Index returned -21.98%. We are happy that we were able to beat our benchmark by 3.3% during this difficult period. For the Fund’s most up-to-date performance information please see our website at www.giordanofunds.com.

Management Discussion

Take a deep breath, relax, you are one of the over 50% of United States citizens that are in some way connected to the stock market. Easier said than done, considering that we feel the last twelve months have been a miserable, gut wrenching time for investors. There has been extreme volatility as investors have repeatedly panicked. There have been many large sell-offs that have been followed by some of the largest single day market increases we have ever seen. The net results have been negative and we seem to be in a bear market not similar to anything we have seen before. We believe that things are likely to get worse before they get better, but we do believe they will get better.

While no one knows how deep the bear market will decline or how long it will last, as the steward of the money you have entrusted with the Fund, I can tell you we cannot just sit idle and watch the bear market decimate investor’s account balances. Please be assured we are actively monitoring our existing holdings and looking for new opportunities.

As we investigate and evaluate potential investments, we feel we have never seen so many opportunities with substantial capital gain and income potential. Many opportunities present themselves at the bottom of a bear market and we are doing exhaustive research to thoroughly evaluate every opportunity. We are extremely optimistic about the future and hope during this time of weakness you add to your existing holdings. Personally, I will be increasing my holdings and encouraging others to invest as well.

Today, many financial journals and investment letters carry lists or reasons why investors should not invest. Today’s headlines may seem shocking and we are in a troubling time, but there are similarities to the current crises and we have recovered and prospered before. One very visible issue is the financial crisis in the banking system. Well-known financial firms have failed before, but we believe the reality is that the financial services industry is a highly profitable, multi-faceted, global sector that is vital to the world.

So what is it going to take to turn things around? We think it will simply take a return to reality. Simply a slow but growing recognition that despite the bad news, despite the gloomy outlook, the United States is going to survive and strongly financed, well-managed U.S. corporations like the ones we invest in are going to survive and thrive. We feel the reality is many of these companies are far more valuable than the prices indicated by their stock prices. When the investor returns in force, just as there are many reasons for the recent decline and there will be many reasons for a surge, we think there will be no one single item or apparent reason for the return to optimism.

Portfolio Activity

We believe indiscriminate selling has left stocks at attractive valuations — as highlighted by their price-earnings ratio. This ratio estimates how much investors pay to buy $1 of stock earnings. At the end of the third calendar quarter, our analysis of their price-earnings ratio led us to believe that stocks are as cheap as they’d been in nearly two decades.

So what are we doing to take advantage of current opportunities?

Currently, we are holding twenty eight investments. These investments include nineteen stocks, one bond, seven covered options, and money market cash.

In a very challenging Fiscal Year 2008, a significant factor in our results was our strategy of writing covered call options on many of our holdings. This strategy helped protect the portfolio as the stock markets declined. Using this practice we would sell covered call options generating premium income for the Fund. The premium income is received by the Fund no matter what happens. The premium income generated cash for the portfolio in addition to the dividends the Fund received from its stock holdings. The downside of this strategy is that when you write a covered call, you are accepting an obligation to sell your stock at a given price. This strategy led us to sell our Conoco Phillips and Chevron stocks for profits before the decline. We have recently repurchased the Conoco Phillips and remain optimistic for further profits from this holding.

Another bright spot in the portfolio is our holding in Johnson & Johnson. Johnson & Johnson is a diversified health care related company and exemplifies the type of company we want to hold in the portfolio. We think it is diversified, has strong management and excellent financials, is the market leader for many of the products it sells, and is constantly innovating. There are only five companies in the United States rated AAA by Standard & Poor’s and Johnson & Johnson is one of them.

General Electric is another AAA rated company that we own, but has been a key detractor from our performance during the past year. General Electric is one of largest and most diversified companies in the world, but still has had some very difficult times as the financial crisis persists and much uncertainty surrounds the company. Other detractors have been our holdings in the financials sector, which illustrate the risks with value investing. We continue to hold investments in Bank of America, Wells Fargo, and The Traveler’s Company. We are watching these very closely and anticipate making a determination to liquidate these holdings or increase our positions.

As so many new opportunities present themselves, we feel our analytical, investigative approach has been thorough and we plan to continue our very broad approach. We plan to continue to adhere to our approach of identifying long-term investments that provide current income as well as capital appreciation potential. We continue to have a high degree of confidence and are very encouraged by the future prospects of the Fund.

As the Fund’s investment adviser and a shareholder I look to the future with great anticipation and remain focused on striving to provide an excellent investment opportunity to all of our shareholders and future shareholders.

Sincerely,

Joseph A. Giordano

President

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED ABOVE REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-773-3863. FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAVE POSITIVELY IMPACTED FUND PERFORMANCE. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

GIORDANO FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from November 7, 2005 (Date of Commencement of Operations) to September 30, 2008.

Performance Returns for the period from November 7, 2005 (Commencement of Operations) to September 30, 2008.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio (1)
Giordano Fund	(18.68)%	(5.21)%	7.89%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Giordano Fund	(14.37)%	$8,563
S&P 500 Total Return Index	0.99%	$10,099
* The Fund’s inception date – November 7, 2005 (Date of Commencement of Operations)

This graph depicts the performance of the Giordano Fund (the “Fund”) versus the S&P 500 Total Return Index. The graph assumes an initial $10,000 investment at November 7, 2005 (Date of Commencement of Operations). All dividends and distributions are reinvested, if any. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated January 2008.

	Giordano Fund	S&P 500 Total Return Index
11/7/2005	10,000.00	10,000.00
3/31/2006	9,970.00	10,673.31
9/30/2006	10,050.00	11,115.52
3/31/2007	10,260.00	11,935.96
9/30/2007	10,530.00	12,942.87
3/31/2008	9,613.11	11,329.97
9/30/2008	8,562.94	10,098.56

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.giordanofunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*
Actual	$1,000.00	$890.80	$36.69
Hypothetical (5% return before expenses)	$1,000.00	$986.26	$38.54

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 7.74%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent one-half year period).

GIORDANO FUND

Schedule of Investments

As of September 30, 2008
	Shares	Market Value (Note 1)			Shares or Principal	Market Value (Note 1)

COMMON STOCKS - 81.43%			Pharmaceuticals - 8.36%
				Eli Lilly & Company	2,000	$ 88,060
Aerospace / Defense - 5.92%				Merck & Co., Inc.	2,000	63,120
Raytheon Company †	2,000	$ 107,020				151,180
			Savings & Loan - 2.83%
Banks - 9.73%				Brookline Bancorp, Inc.	4,000	51,160
Bank of America Corporation	1,700	59,500
Wells Fargo & Company †	3,100	116,343	Telecommunications - 4.63%
		175,843		AT&T, Inc.	3,000	83,760
Chemicals - 4.46%
E.l. du Pont de Nemours & Co. †	2,000	80,600	Total Common Stocks (Cost $1,816,393)			1,471,827

Commercial Services - 4.57%			CORPORATE OBLIGATIONS - 15.21%
Paychex, Inc. †	2,500	82,575	ß	Empire Corporation, 10.00%, 05/01/2012
				(Cost $275,000)	$275,000	275,000
Hand / Machine Tools - 5.83%
Snap-On Inc.	2,000	105,320	INVESTMENT COMPANY - 2.55%
				Fidelity Institutional Money Market Fund, 2.86% §
Healthcare - Products - 4.98%				(Cost $46,172)	46,172	46,172
Johnson & Johnson	1,300	90,064
			Total Investments (Cost $2,137,565) - 99.19%			$1,792,999
Insurance - 5.00%			Other Assets Less Liabilities - 0.81%			14,699
The Travelers Companies, Inc. †	2,000	90,400
			Net Assets - 100.00%			$1,807,698
Iron / Steel - 3.06%
Nucor Corporation	1,400	55,300	ß

Restricted security - A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. Restricted securities are valued according to the guidelines and procedures adopted by the Board of Trustees. The Fund currently holds an Empire Corporation Senior Subordinated Debenture ("Debenture") at a cost of $275,000. The interest on the Debenture is compounded daily and will be paid at the end of five years. The Debenture was issued to the Fund with a put feature that required Empire Corporation to buy back the Debenture at face value plus the accrued interest thereon. The acquisition date for this security was April 30, 2007. The sale of this investment has been restricted and has been valued in accordance with the guidelines adopted by the Board of Trustees. The total fair value of this security at September 30, 2008 is $275,000, which represents 15.21% of net assets. See Note 1 for more information on restricted securities.

Portion of the security is pledged as collateral for call options.

written.

Represents 7 day effective yield at September 30, 2008.

Metal Fabricate / Hardware - 4.71%
Timken Company	3,000	85,050

Mining - 3.75%
Alcoa, Inc. †	3,000	67,740

Miscellaneous Manufacturing - 2.82%
General Electric Company	2,000	51,000

Oil & Gas - 6.67%
ConocoPhillips †	1,100	80,575
Patterson-UTI Energy, Inc.	2,000	40,040	†
		120,615
Packaging & Containers - 4.11%			§
Sonoco Products Company	2,500	74,200

			(Continued)

GIORDANO FUND

Schedule of Investments

As of September 30, 2008

CALL OPTIONS WRITTEN		Shares Subject to Call	Market Value (Note 1)	Summary of Investments by Industry
					% of Net Assets	Market Value
				Industry
				Aerospace / Defense	5.92%	$ 107,020
Common Stocks, Expiration Date, Exercise Price				Banks	9.73%	175,843
(Note 5)				Chemicals	4.46%	80,600
				Commercial Services	4.57%	82,575
*	Alcoa, Inc., 10/18/2008			Corporate Obligations	15.21%	275,000
	Strike $32.50	3,000	$ 150	Hand / Machine Tools	5.83%	105,320
*	ConocoPhillips, 11/22/2008			Healthcare - Products	4.98%	90,064
	Strike $80.00	1,100	2,915	Insurance	5.00%	90,400
*	E.I. du Pont de Nemours & Co., 10/18/2008			Iron / Steel	3.06%	55,300
	Strike $47.50	2,000	200	Investment Company	2.55%	46,172
*	Paychex, Inc., 12/20/2008			Metal Fabricate / Hardware	4.71%	85,050
	Strike $37.50	2,500	1,000	Mining	3.75%	67,740
*	Raytheon Company, 11/22/2008			Miscellaneous Manufacturing	2.82%	51,000
	Strike $65.00	2,000	1,000	Oil & Gas	6.67%	120,615
*	The Travelers Companies Inc., 01/17/2009			Packaging & Containers	4.11%	74,200
	Strike $50.00	2,000	3,100	Pharmaceuticals	8.36%	151,180
*	Wells Fargo & Company, 10/18/2008			Savings & Loan	2.83%	51,160
	Strike $35.00	3,100	12,400	Telecommunications	4.63%	83,760
				Total	99.19%	$1,792,999
Total (Premiums Received $14,245)			$ 20,765

*	Non-income producing investment.

See Notes to Financial Statements

GIORDANO FUND

Statement of Assets and Liabilities

As of September 30, 2008

Assets:
Investments, at value (cost $2,137,565)	$1,792,999
Receivables:
Dividends and interest	44,217
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	646
Other expenses	2,347

Total assets	1,842,459

Liabilities:
Call options written, at value (premiums received $14,245)	20,765
Accrued expenses	13,996

Total liabilities	34,761

Net Assets	$1,807,698

Net Assets Consist of:
Capital	$2,079,010
Undistributed net realized gain on investments	79,774
Net unrealized depreciation on investments	(351,086)

Total Net Assets	$1,807,698
Shares Outstanding, no par value (unlimited shares authorized)	213,091
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$8.48

See Notes to Financial Statements

GIORDANO FUND

Statement of Operations

For the fiscal year ended September 30, 2008

Investment Income:
Interest	$30,244
Dividends	56,879

Total Investment Income	87,123

Expenses:
Advisory fees(note 2)	20,880
Administration fees (note 2)	24,000
Transfer agent fees(note 2)	25,954
Fund accounting fees (note 2)	27,209
Compliance service fees(note 2)	7,750
Custody fees(note 2)	4,250
Distribution and service fees (note 3)	5,220
Registration and filing administration fees(note 2)	1,252
Legal fees	22,983
Audit and tax preparation fees	14,000
Registration and filing expenses	4,736
Printing expenses	684
Trustee fees and meeting expenses	1,098
Securities pricing fees	2,391
Other operating expenses	10,093

Total Expenses	172,500

Advisory fees waived (note 2)	(20,880)
Distribution and service fees waived (note 3)	(5,220)

Net Expenses	146,400

Net Investment Loss	(59,277)

Realized and Unrealized Gain (Loss) on Investments

Net realized gain from:
Investments	44,653
Options	80,816
Change in unrealized appreciation (depreciation) on:
Investments	(487,453)
Options	(8,053)

Realized and Unrealized Loss on Investments	(370,037)

Net Decrease in Net Assets Resulting from Operations	$(429,314)

See Notes to Financial Statements

GIORDANO FUND

Statements of Changes in Net Assets

For the fiscal year ended September 30,	2008	2007

Operations:
Net investment loss	$(59,277)	$(62,867)
Net realized gain from investment transactions	44,653	62,314
Net realized gain from options	80,816	1,880
Change in unrealized appreciation (depreciation) on investments	(495,506)	80,125

Net (Decrease) Increase in Net Assets Resulting from Operations	(429,314)	81,452

Distributions to Shareholders: (note 6)
Net realized gain from investment transactions	(22,839)	-

Decrease in Net Assets Resulting from Distributions	(22,839)	-

Capital Share Transactions: (note 7)
Shares sold	225,477	523,736
Reinvested dividends and distributions	22,561	-
Shares repurchased	(375,766)	(6,738)

(Decrease) Increase from Capital Share Transactions	(127,728)	516,998

Net (Decrease) Increase in Net Assets	(579,881)	598,450

Net Assets:
Beginning of year	2,387,579	1,789,129
End of year	$1,807,698	$2,387,579

Undistributed Net Investment Income	$-	$-
See Notes to Financial Statements

GIORDANO FUND

Financial Highlights

For a share outstanding during the
fiscal year or period ended September 30,	2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$ 10.52	$ 10.05	$ 10.00

(Loss) Income from Investment Operations
Net investment loss	(0.28)	(0.28)	(0.36)
Net realized and unrealized (loss) gain on securities	(1.66)	0.75	0.41

Total from Investment Operations	(1.94)	0.47	0.05

Less Distributions:
Distributions (from capital gains)	(0.10)	-	-

Total Distributions	(0.10)	-	-

Net Asset Value, End of Period	$ 8.48	$ 10.52	$ 10.05

Total Return	(18.60)%	4.68%	0.50%	(d)

Net Assets, End of Period (in thousands)	$ 1,808	$ 2,388	$ 1,789

Average Net Assets for the Period (in thousands)	$ 2,088	$ 2,099	$ 1,334

Ratios of:
Gross Expenses to Average Net Assets (b)	8.26%	7.87%	11.63%	(c)
Net Expenses to Average Net Assets (b)	7.01%	6.62%	9.19%	(c)
Net Investment Loss to Average Net Assets	(2.84)%	(3.00)%	(5.37)%	(c)

Portfolio turnover rate	33.87%	89.48%	34.43%	(d)

(a)	For the period from November 7, 2005 (Date of Commencement of Operations) to September 30, 2006.
(b)	The expense ratios listed above reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).
(c)	Annualized.
(d)	Not annualized.
See Notes to Financial Statements

GIORDANO FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Giordano Fund (the “Fund”) is a series of the Giordano Investment Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 7, 2005. The investment objective of the Fund is maximum total return using a long-term capital appreciation approach as well as current income. In order to achieve its investment objective, the Fund generally invests at least 80% of its assets in income oriented equity securities which are members of the Standard & Poor’s 500 Index, Standard & Poor’s Mid Cap 400 Index, or the Standard & Poor’s Small Cap 600 Index, and up to 20% of its assets in other investments including, but not limited to, bonds, options, exchange-traded funds and venture capital funds which the Fund’s investment advisor, Giordano Asset Management, LLC (“Advisor”) believes can generate above average capital appreciation and income relative to their risks.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Fund’s investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund had realized a gain or loss. If a put option is exercised, the

(Continued)

GIORDANO FUND

Notes to Financial Statements

premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Restricted Securities

Restricted securities held by the Fund may not be sold unless registered pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or offered pursuant to the registration requirements of the Securities Act. The risk of investing in such securities is generally greater than the risk of investing in the securities of publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security it seeks to sell. In addition, restricted securities may exhibit greater price volatility than securities for which secondary markets exist.

______________________________________________________________

Schedule of Restricted Securities
Security	Acquisition Date	Acquisition Cost	Current Market Value	Value as % of Net Assets
Empire Corp. 10%, 05/01/12	04/30/2007	$275,000	$275,000	15.21%

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor

The Fund pays a monthly advisory fee to the Advisor based upon the average daily net assets of the Fund and calculated at the annual rate of 1.00% of the Fund’s average daily net assets below $75 million, 0.75% on assets between $75 million and below $125 million, 0.70% on assets between $125 million and below $200 million, and 0.65% on assets over $200 million. For the fiscal year ended September 30, 2008, advisory fees were waived in the amount of $20,880.

Administrator

The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is provided below.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $50 million	0.150%	Over $100 million	0.009%
Next $50 million	0.125%
Next $50 million	0.100%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $200 million	0.075%

(Continued)

GIORDANO FUND

Notes to Financial Statements

Compliance Services

Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act. It receives compensation for this service at an annual rate of $7,750.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. For the fiscal year ended September 30, 2008, $5,220 in fees were incurred and subsequently voluntarily waived by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$681,259	$828,894

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2008.

5.	Options Written

The Fund had the following transactions in call options during the year ended September 30, 2008:

Option Contracts Written for the fiscal year ended September 30, 2008	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	71	$ 8,063
Options written	757	97,654
Options closed	(62)	(8,476)
Options exercised	(92)	(10,123)
Options expired	(517)	(72,873)
Options Outstanding, End of Year	157	$ 14,245

6.	Federal Income Tax

The tax components of capital shown in Table 1 represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, and (2) unrealized appreciation or depreciation of investments for federal income tax purposes as of September 30, 2008.

Table 1
Undistributed
Ordinary Income	Long-Term Capital Gains	Net Tax Depreciation
$ -	$79,774	$(351,086)

(Continued)

GIORDANO FUND

Notes to Financial Statements

As a result of the Fund’s operating net investment loss, the following reclassifications, shown in Table 2, were made for the fiscal year ended September 30, 2008. These reclassifications had no effect on the net assets or the net asset value of the Fund.

__________________________________________

Table 2
Increase (Decrease) in
Paid-in Capital	Undistributed Net Investment Gain (Loss)	Undistributed Net Realized Gain on Investments
($13,582)	$59,277	($45,695)

__________________________________________

Table 3	Aggregate Gross Unrealized
Federal Tax Cost	Appreciation	Depreciation
$2,123,320	$29,276	($380,362)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2008, are shown in Table 3. There is no difference between book and tax cost.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains and net investment losses. Any permanent differences such as tax returns of capital and net investment losses would be reclassified against capital. There were no dividends or distributions of net investment income or net realized gains paid by the Fund during the fiscal year ending September 30, 2007. During the fiscal year ended September 30, 2008, a long-term capital gain distribution of $22,839 was paid.

Management has analyzed the Fund’s potential tax position for the purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

___________________________________________________________________________________________

7.	Capital Share Transactions
For the fiscal year ended September 30,	2008	2007
Transactions in Capital Shares	23,570	49,473
Shares sold
Reinvested distributions	2,251	-
Shares repurchased	(39,582)	(637)
Net (Decrease) Increase in Capital Shares	(13,761)	48,836
Shares Outstanding, Beginning of Year	226,852	178,016
Shares Outstanding, End of Year	213,091	226,852

8.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value measurements and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for the fiscal period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently

(Continued)

GIORDANO FUND

Notes to Financial Statements

evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

9.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Giordano Investment Trust and the Shareholders of Giordano Fund

We have audited the accompanying statement of assets and liabilities of the Giordano Fund, a series of shares of the Giordano Investment Trust, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 7, 2005 (commencement of operations) through September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Giordano Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 7, 2005 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 26, 2008

GIORDANO FUND

Additional Information (Unaudited)

1.    Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended September 30, 2008.

During the fiscal year, the Fund paid a long-term capital gain distribution of $22,839.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

4.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 2530 Riva Road, Suite 312, Annapolis, Maryland 21401. The Independent Trustees received no compensation (after waiving their fees) during the fiscal year ended September 30, 2008 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.

(Continued)

GIORDANO FUND

Additional Information (Unaudited)

Name, Age and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jonathan C. Hamley, 44	Trustee	Since 10/2005	Owner, Hamley Appraisals since 1996.	1	None
Thomas Z. Reed, 48	Trustee	Since 2/2008	Self employed Realtor and Agent (Associated with Long & Foster Real Estate, Inc.) since 1998.	1	None
Interested Trustee*
Joseph A. Giordano, 45*	Trustee, President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Since 10/2005	OSJ/Branch Manager, Capital Investment Group, Inc. (Distributor to the Fund) since 1992; President, Harbor Discount Investment Corporation (financial services company) since 1992; Vice-President, Harbor Investment Counsel (investment adviser) since 1999; Treasurer, Giordano Holding Corporation (stock holding company) since 1991; General Manager and President, Giordano Asset Management, LLC since 2005.	1	None
* Mr. Giordano is an Interested Trustee because he is a Member of Giordano Asset Management, LLC, the investment advisor to the Fund.
Other Officers
Christopher D. Menconi, 40**	Assistant Secretary	Since 4/2007

Of Counsel, Morgan Lewis & Bockius, LLC (law firm), from January 2008 to present; previously, Partner, Dykema Gossett, PLLC (law firm) from 2006 to 2007; Attorney, Morgan Lewis & Bockius, LLC, from 2001 to 2006.

				n/a	n/a
Angela D. Mincher, 42	Assistant Treasurer	Since 8/2008	Systems Analyst, The Nottingham Company (administrator to the Fund) since 2005; previously, Fund Accountant, The Nottingham Company, since 2001.	n/a	n/a
A. Vason Hamrick, 31	Secretary	Since 4/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a
** Mr. Menconi is married to the sister of Mr. Giordano’s wife.

Giordano Fund

is a series of the

Giordano Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Giordano Fund	Giordano Asset Management, LLC
c/o NC Shareholder Services, LLC	2530 Riva Road
116 South Franklin Street	Suite 312
Post Office Drawer 4365	Annapolis, MD 21401-7414
Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-849-4342

World Wide Web @:	World Wide Web @:

ncfunds.com	giordanofunds.com

Item 2. CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Covered Officers”).

(c)	There have been no amendments to the Code of Ethics during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver from a provision of the Code of Ethics to its Covered Officers.
(f)(1)	A copy of the Code of Ethics is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable.
(a)(3)

At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4.	Principal Accountant Fees and Services.
(a)

Audit Fees – Audit fees for the registrant for the fiscal years ended September 30, 2007 and September 30, 2008 were $11,500 and $12,000, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal year ended September 30, 2007 or September 30, 2008 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in fiscal years ended September 30, 2007 and September 30, 2008 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000, respectively. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2007 and September 30, 2008.

(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2007 and September 30, 2008 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2007 and September 30, 2008.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

   Not applicable.

Item 6.

SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)

The registrant's officers, including the Principal Executive Officer and Principal Financial Officer, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant’s disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Giordano Investment Trust

By: (Signature and Title)
/s/ Joseph A. Giordano

Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer

Date: December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)
/s/ Joseph A. Giordano

Joseph A. Giordano, Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer

Giordano Investment Trust

Date: December 1, 2008